                                 SCHEDULE 14C
                                (RULE 14C-101)

                 INFORMATION REQUIRED IN INFORMATION STATEMENT
                           SCHEDULE 14C INFORMATION

                INFORMATION STATEMENT PURSUANT TO SECTION 14(C)
                    OF THE SECURITIES EXCHANGE ACT OF 1934
                               (AMENDMENT NO. )

Check the appropriate box:

[X]Preliminary Information Statement [_]Confidential, for Use of the Commission
                                        Only (as permitted by Rule 14c-5(d)(2))
[_]Definitive Information Statement

                            MANNATECH, INCORPORATED
                 (Name of Registrant as Specified in Charter)

Payment of Filing Fee (Check the appropriate box):

[X]No Fee required.

[_]Fee computed on table below per Exchange Act Rule 14c-5(g) and 0-11.

  (1) Title of each class of securities to which transaction applies:

  (2) Aggregate number of securities to which transaction applies:

  (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

  (4) Proposed maximum aggregate value of transaction:

  (5) Total fee paid:

[_]Fee paid previously with preliminary materials

[_]Check box if any part of the fee is offset as provided by Exchange Act Rule
   0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

  (1) Amount Previously Paid:

  (2) Form, Schedule or Registration Statement No.:

  (3) Filing Party:

  (4) Date Filed:

                            MANNATECH, INCORPORATED

                         600 S. Royal Lane, Suite 200
                             Coppell, Texas 75019

                  ------------------------------------------
                       PRELIMINARY INFORMATION STATEMENT

                  ------------------------------------------

                    WE ARE NOT ASKING YOU FOR A PROXY, AND
                   YOU ARE REQUESTED NOT TO SEND US A PROXY.

                                    GENERAL

   This Information Statement is being furnished to the shareholders of Mannatech, Incorporated, a Texas corporation (the "Company"), in connection with the adoption by written consent of certain amendments to the Company's Second Amended and Restated Bylaws (the "Bylaws") by the written consent of the holders of a majority of the Company's common stock. On October 19, 1999 and October 20, 1999 certain shareholders, including the principal shareholders of the Company's common stock, par value $0.0001 per share (the "Common Stock"), entered into discussions regarding the corporate governance of the Company. Certain amendments to the Bylaws were considered by these shareholders and adopted by a majority written consent of these shareholders (the "Consent") effective as of October 20, 1999. On November 1, 1999 the three principal shareholders of the Company executed three identical written consents (collectively, the "Further Consents" and collectively with the Consent, the "Consents") amending the Bylaws and restoring certain of the provisions of the Bylaws respecting the duties of the Chairman and the conduct of meetings to their prior content. The Further Consents were effective as of October 20, 1999.

   The net result of the changes to the Bylaws contained in the Consents was to provide: (i) that the Company's shareholders may set the number of directors of the Board of Directors (the "Board"); (ii) that the Board would be expanded from five members to seven; (iii) for revised procedures for the call, notice and administration of meetings of the Board; (iv) for revised duties of the Chairman of the Board respecting such Board meetings; and (v) for revised procedures for amending certain Bylaws provisions adopted by the Company's shareholders. The Consent also appointed a new director to fill one of the additional Board positions created by the Consents.

   If the amendments to the Bylaws had not been adopted by written consent, they would have been required to be considered by the Company's shareholders at a special shareholders' meeting convened for the specific purpose of approving the amendments. A special meeting of shareholders is not required to approve the amendments under Article Eleven of the Company's Amended and Restated Articles of Incorporation and Article 9A of the Texas Business Corporation Act (the "TBCA"), both of which provide that the written consent of the holders of outstanding shares of voting capital stock, having not less than the minimum number of votes which would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted, may be substituted for such a special meeting.

   The date on which this Information Statement was first sent to the
shareholders is on or about             , 1999. No record date has been
established by the Company for purposes of determining the number of outstanding shares of voting capital stock of the Company in connection with the matters described herein as the action was taken via the Consents.

   Pursuant to Article 9.10A(4) of the TBCA, the Company is required to provide prompt notice of the taking of the corporate action without a meeting to shareholders who have consented in writing to such action. No dissenters' rights under the TBCA are afforded to the Company's shareholders as a result of the adoption of the amendments to the Bylaws.

                    OUTSTANDING VOTING STOCK OF THE COMPANY

   As of October 20, 1999, there were 24,640,093 shares of Common Stock outstanding. The Common Stock constitutes the sole class of voting securities of the Company. Each share of Common Stock entitles the holder thereof to one vote on all matters submitted to shareholders.

                   SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
                             OWNERS AND MANAGEMENT

   The following table sets forth the number of shares of Common Stock and the percentage of the outstanding shares of such class beneficially owned, as of October 20, 1999, by: (i) each person known to the Company to be the beneficial owner of more than 5% of the Common Stock; (ii) each director of the Company; (iii) each person executing the Consents; and (iv) all directors, executive officers and designated shareholders of the Company as a group. This information as to beneficial ownership was furnished to the Company by or on behalf of the persons named.

                                                          Shares
                                                       Beneficially Percent
                         Name                            Owned(1)   of Class
                         ----                          ------------ --------
Samuel L. Caster......................................   5,713,549    23.1
  c/o Mannatech, Incorporated
  600 S. Royal Lane, Suite 200
  Coppell, TX 75019
William C. Fioretti(2)................................   5,367,367    21.8
  c/o Agritech Labs, Inc.
  6333 N. St. Highway 161, Suite 350
  Irving, TX 75063
Charles E. Fioretti...................................   5,357,549    21.7
  c/o Mannatech, Incorporated
  600 S. Royal Lane, Suite 200
  Coppell, TX 75019
Ray Robbins...........................................     899,333     3.7
H. Reginald McDaniel..................................     509,569     2.1
Bill H. McAnalley(3)..................................     446,296     1.8
Patrick D. Cobb(4)....................................     418,525     1.7
Anthony E. Canale(5)..................................     400,000     1.6
Chris T. Sullivan(6)..................................     392,537     1.6
Donald W. Herndon.....................................     375,485     1.5
Deanne Varner(7)......................................     356,000     1.4
Eoin Redmond(8).......................................     150,000      *
Peter E. Hammer.......................................     146,630      *
Dick Hankins, Jr......................................     139,800      *
Ronald D. Norman(9)...................................     100,000      *
Eileen M. Vennum(10)..................................      14,500      *
Jeffrey P. Bourgoyne(11)..............................      14,000      *
Steven A. Barker......................................         --       *
James M. Doyle, Jr....................................         --       *
All executive officers, directors and designated
 shareholders as a group (20 persons).................  20,801,140    80.3

--------
  *Denotes less than 1%
 (1) The information contained in this table with respect to beneficial ownership reflects "beneficial ownership" as defined in Rule 13d-3 under the Securities Exchange Act of 1934. All information with respect to the beneficial ownership of any shareholder has been furnished by such shareholder and, except as otherwise indicated or pursuant to community property laws, each shareholder has sole voting and investment power with respect to shares listed as beneficially owned by such shareholder. Pursuant to the rules of the Securities and Exchange Commission, each person is deemed to beneficially own shares subject to options or warrants exercisable within 60 days of the date of this prospectus and those shares are deemed outstanding for purposes of calculating the percentage of outstanding shares owned by such person, but shares subject to options or warrants owned by others (even if exercisable within 60 days) are deemed not to be outstanding for purpose of this calculation. In calculating the percentage of outstanding shares held by the executive officers and directors as a group, option and warrants exercisable within 60 days held by any such person are deemed outstanding.
 (2) Includes 1,450,102 shares of Common Stock held by the Fioretti Family Partnership, Ltd. of which William C. Fioretti is the general partner and he, his wife and trusts for the benefit of their children are the limited partners. Mr. Fioretti was a director of Mannatech until he resigned on December 1, 1997.
 (3) Includes 119,259 shares subject to stock options exercisable within 60 days of the date of this information statement and 15,000 shares held of record by Dr. McAnalley's children.
 (4) Includes 100,000 shares subject to stock options exercisable within 60 days of the date of this information statement. Also includes 60,000 shares held by Joni J. Cobb, Mr. Cobb's spouse and 10,000 shares held of record by trusts established for the benefit of Mr. Cobb's children and stepchildren.
 (5) Includes 400,000 shares subject to stock options exercisable within 60 days of the date of this information statement.
 (6) Includes 100,000 shares subject to stock options exercisable within 60 days of the date of this information statement. All of these shares of Common Stock and the stock options are held by Multi-Venture Partners, Limited, an investment partnership. The management of Multi-Venture is controlled by its sole general partner, SBG Investments, L.L.C., which owns a 0.6% general partnership interest in Multi-Venture. Mr. Sullivan owns a 27.2% interest in SBG Investments, L.L.C. Mr. Sullivan shares voting and dispositive power with respect to Common Stock owned by Multi-Venture.
 (7) Includes 281,926 shares subject to stock options exercisable within 60 days of the date of this information statement.
 (8) Includes 150,000 shares subject to stock options exercisable within 60 days of the date of this information statement.
 (9) Includes 100,000 shares subject to stock options exercisable within 60 days of the date of this information statement.
(10) Includes 14,500 shares subject to stock options exercisable within 60 days of the date of this information statement.
(11) Includes 14,000 shares subject to stock options exercisable within 60 days of the date of this information statement.

                            AMENDMENT TO THE BYLAWS

Generally

   Set forth below are the final amendments to the Bylaws as adopted by the Consents. In addition, James M. Doyle, Jr. was appointed as a director of the Company to fill one of the vacancies created by the increase in the size of the Board, effective as of October 20, 1999. Mr. Doyle, 54, is a partner in the law firm of Matthews & Branscomb, a Professional Corporation, in San Antonio, Texas. Mr. Doyle's term as a director shall expire in the year 2002.

Amendment of Bylaws--Board of Directors

   Article III, Section 1 of the Bylaws was deleted in its entirety and replaced by the following:

   "POWER; NUMBER; TERM OF OFFICE, ELECTION. The powers of the Corporation shall be exercised by or under the authority of, and the business and affairs of the Corporation shall be managed by the Board of Directors except as the Board of Directors shall delegate the power to so manage to the Executive Committee or other committee. Directors need not be residents of the State of Texas or shareholders of the Corporation.

   Unless otherwise provided in the Amended and Restated Articles of Incorporation, the number of directors that shall constitute the Board of Directors, which shall not be less than three, shall be determined from time to time either (i) by resolution of the Board of Directors (provided that no decrease in the number of directors that would have the effect of shortening the term of an incumbent director may be made by the Board of Directors) or
(ii) by the shareholders at an annual meeting or a special meeting called for that purpose. The current number of directors is hereby set at seven. Each director shall hold office until his or her successor is elected and qualified or until his or her earlier death, resignation or removal.

   The directors shall be divided into three classes as nearly equal in number as possible and one class of directors shall be elected by plurality vote at each annual meeting of shareholders to hold office for a three-year term. Each director, including a director elected to fill a vacancy, shall hold office until the expiration of the term for which elected and until a successor has been elected and qualified. No decrease in the number of directors shall have the effect of shortening the term of any incumbent director."

Amendment of Bylaws--Meetings of the Board of Directors

   Article III, Section 3 of the Bylaws was deleted in its entirety and replaced by the following:

   "MEETINGS; ORDER OF BUSINESS; ATTENDANCE OF COUNSEL. Regular or Special Meetings of the Board of Directors may be held within or outside the State of Texas.

   Unless authorized by a majority vote of the directors, no director may have private counsel present at any meeting of the Board of Directors. On the request of any director during a regular or special meeting of the Board of Directors, those directors participating in the meeting may, by majority vote, authorize such requesting director to have personal counsel attend the meeting. The director so requesting the attendance of counsel may participate in voting to determine whether such attendance of counsel shall be authorized.

   Attendance of a director at any meeting of the Board of Directors shall constitute a waiver of notice of such meeting, except where a director attends a meeting for the express purpose of objecting to the transaction of any business on the ground that the meeting is not lawfully called or convened."

Amendment of Bylaws--Special Meetings

   Article III, Section 5 of the Bylaws was deleted in its entirety and replaced by the following:

   "SPECIAL MEETINGS. Special meetings of the Board of Directors may be called by the President or by any two directors. Notice of such special meeting may be given either (i) by the person or persons who have called the meeting or
(ii) by the Secretary upon the request of the person or persons who have called the meeting, in each case on at least 24 hours personal, written, electronic mail, telegraphic, cable, wireless, or facsimile notice to each director. Such notice or any waiver thereof pursuant to Article VIII, Section 3 hereof need not state the purpose or purposes of such meeting."

Amendment of Bylaws--Chairman of the Board

   Article V, Section 5 of the Bylaws was deleted in its entirety and replaced by the following:

   "POWERS AND DUTIES OF THE CHAIRMAN OF THE BOARD. The Chairman of the Board shall preside at all meetings of the shareholders and shall have such other powers and duties as designated in these bylaws and as from time to time may be assigned to that office by the Board of Directors."

Amendment of Bylaws--Notice and Waiver of Notice

   Article VIII, Section 3 of the Bylaws was deleted in its entirety and replaced by the following:

   "NOTICE AND WAIVER OF NOTICE. Whenever any notice is required to be given by law, the Amended and Restated Articles of Incorporation or these bylaws, except with respect to notices of meetings of shareholders (with respect to which the provisions of Article II, Section 6 apply) and except with respect to notices of special meetings of the Board of Directors (with respect to which the provisions of Article III, Section 5 apply) said notice shall be deemed to be sufficient if given (a) by telegraphic, cable, telecopy, facsimile, electronic mail, or wireless transmission or (b) by deposit of same in a post office box in a sealed prepaid wrapper addressed to the person entitled thereto at his or her address as it appears on the records of the Corporation, and such notice shall be deemed to have been given on the day of such transmission or mailing, as the case may be.

   Whenever notice is required to be given by law, the Amended and Restated Articles of Incorporation or these bylaws, a written waiver thereof, signed by the person entitled to notice, whether before or after the time stated therein, shall be deemed equivalent to the notice required to be given by law, the Amended and Restated Articles of Incorporation or these bylaws, as the case may be."

Adoption of Bylaw Provision--Amendment of Bylaws

   The Bylaws were amended to include the following paragraph as a new Bylaws provision, to be numbered Article VIII, Section 7:

   "AMENDMENT OF BYLAWS. No provision of the Corporation's bylaws which has been adopted by the shareholders may be amended, modified or repealed, except by the vote of a majority of the shareholders. No bylaw provision which conflicts with or is contrary to a bylaw adopted by the shareholders may be adopted, except by the vote of a majority of the shareholders."

No Dissenter's Rights

   Under the TBCA, shareholders are not entitled to dissenter's rights with respect to the amendments to the Bylaws effected by the Consents.

   The complete text of the Consent and the Further Consents are set forth as Exhibits A, B, C and D to this Information Statement.

                                          BY ORDER OF THE BOARD OF DIRECTORS

                                                /s/ Charles E. Fioretti
                                          By: _________________________________
                                                  Charles E. Fioretti,
                                                Chairman of the Board and
                                                 Chief Executive Officer

                                                                       EXHIBIT A

                           MAJORITY WRITTEN CONSENT
                                    of the
                                 STOCKHOLDERS
                                      of
                           MANNATECH, INCORPORATED,
                              a Texas corporation

                               October 20, 1999

          Pursuant to Sections 2.23(C) and 9.10(A)(1) of the Texas Business Corporation Act and Article Eleven of the Amended and Restated Articles of Incorporation of Mannatech, Incorporated, a Texas corporation (the "Corporation"), the undersigned, being the holders of a majority of the common stock of the Corporation, do hereby adopt the following resolutions as of the date first above written:


Amendment of Bylaws - Board of Directors
----------------------------------------

          RESOLVED that Article III, Section 1 of the Second Amended and Restated Bylaws of the Corporation is deleted in its entirety and is replaced by the following:

     "POWER; NUMBER; TERM OF OFFICE, ELECTION. The powers of the Corporation shall be exercised by or under the authority of, and the business and affairs of the Corporation shall be managed by the Board of Directors except as the Board of Directors shall delegate the power to so manage to the Executive Committee or other committee. Directors need not be residents of the State of Texas or shareholders of the Corporation.

     Unless otherwise provided in the Amended and Restated Articles of Incorporation, the number of directors that shall constitute the Board of Directors, which shall not be less than three, shall be determined from time to time either (i) by resolution of the Board of Directors (provided that no decrease in the number of directors that would have the effect of shortening the term of an incumbent director may be made by the Board of Directors) or (ii) by the shareholders at an annual meeting or a special meeting called for that purpose. The current number of directors is hereby set at seven. Each director shall hold office until his or her successor is elected and qualified or until his or her earlier death, resignation or removal.

     The directors shall be divided into three classes as nearly equal in number as possible and one class of directors shall be elected by plurality vote at each annual meeting of shareholders to hold office for a three-year term. Each director, including a director elected to fill a vacancy, shall hold office until the expiration of the term for which elected and until a successor has been elected and qualified. No decrease in the number of directors shall have the effect of shortening the term of any incumbent director."

Appointment of Directors
------------------------

          RESOLVED that James Doyle is hereby appointed as a director of the Corporation to fill the vacancy created by the increase in the size of the Board of Directors, effective immediately. Mr. Doyle's term as a director shall expire in the year 2002.


Amendment of Bylaws - Meetings of the Board of Directors
--------------------------------------------------------

          RESOLVED that Article III, Section 4 of the Second Amended and Restated Bylaws of the Corporation is deleted in its entirety and is replaced by the following:

     "MEETINGS; ORDER OF BUSINESS; ATTENDANCE OF COUNSEL. Regular or Special Meetings of the Board of Directors may be held within or outside the State of Texas. As the first item of business at each meeting of the Board of Directors, those directors participating in the meeting shall elect by majority vote a chairman for the meeting; upon his or her election, the chairman shall preside over the meeting of the Board of Directors and shall determine the order of business to be transacted at such meeting.

     Unless authorized by a majority vote of the directors, no persons other than directors shall be present at any meeting of the Board of Directors. On the request of any director during a regular or special meeting of the Board of Directors, those directors participating in the meeting may, by majority vote, authorize such requesting director to have personal counsel attend the meeting. The director so requesting the attendance of counsel may participate in voting to determine whether such attendance of counsel shall be authorized.

     Attendance of a director at any meeting of the Board of Directors shall constitute a waiver of notice of such meeting, except where a director attends a meeting for the express purpose of objecting to the transaction of any business on the ground that the meeting in not lawfully called or convened."


Amendment of Bylaws - Special Meetings
--------------------------------------

          RESOLVED that Article III, Section 6 of the Second Amended and Restated Bylaws of the Corporation is deleted in its entirety and is replaced by the following:

     "SPECIAL MEETINGS. Special meetings of the Board of Directors may be called by the President or by any two directors. Notice of such special meeting may be given either (i) by the person or persons who have called the meeting or
(ii) by the Secretary upon the request of the person or persons who have called the meeting, in each case on at least 24 hours personal, written, electronic mail, telegraphic, cable, wireless, or facsimile notice to each director. Such notice or any waiver thereof pursuant to Article VIII, Section 3 hereof need not state the purpose or purposes of such meeting."


Amendment of Bylaws - Chairman of the Board
-------------------------------------------

          RESOLVED that Article V, Section 5 of the Second Amended and Restated Bylaws of the Corporation is deleted in its entirety and is replaced by the following:

     "POWERS AND DUTIES OF THE CHAIRMAN OF THE BOARD. The Chairman of the Board shall preside at all meetings of the shareholders and shall have such other powers and duties as designated in these bylaws and as from time to time may be assigned to that office by the Board of Directors."


Amendment of Bylaws - Notice and Waiver of Notice
-------------------------------------------------

          RESOLVED that Article VIII, Section 3 of the Second Amended and Restated Bylaws of the Corporation is deleted in its entirety and is replaced by the following:

     "NOTICE AND WAIVER OF NOTICE. Whenever any notice is required to be given by law, the Amended and Restated Articles of Incorporation or these bylaws, except with respect to notices of meetings of shareholders (with respect to which the provisions of Article II, Section 6 apply) and except with respect to notices of special meetings of the Board of Directors (with respect to which the provisions of Article III, Section 6 apply), said notice shall be deemed to be sufficient if given (a) by telegraphic, cable, telecopy, facsimile, electronic mail, or wireless transmission or (b) by deposit of same in a post office box in a sealed prepaid wrapper addressed to the person entitled thereto at his or her address as it appears on the records of the Corporation, and such notice shall be deemed to have been given on the day of such transmission or mailing, as the case may be.

     Whenever notice is required to be given by law, the Amended and Restated Articles of Incorporation or these bylaws, a written waiver thereof, signed by the person entitled to notice, whether before or after the time stated therein, shall be deemed equivalent to the notice required to be given by law, the Amended and Restated Articles of Incorporation or these bylaws, as the case may be."


Adoption of Bylaw Provision - Amendment of Bylaws
-------------------------------------------------

          RESOLVED that the Second Amended and Restated Bylaws of the Corporation shall be amended to include the following paragraph as a new Bylaw provision, to be numbered Article VIII, Section 7:

     "AMENDMENT OF BYLAWS. No provision of the Corporation's bylaws which has been adopted by the shareholders may be amended, modified or repealed, except by the vote of a majority of the shareholders. No bylaw provision which conflicts with or is contrary to a bylaw adopted by the shareholders may be adopted, except by the vote of a majority of the shareholders."

                                 *     *     *

          IN WITNESS WHEREOF, this Majority Written Consent is hereby executed as of the date first written above.



                            /s/ William C. Fioretti
                            -------------------------------------------------
                            William C. Fioretti          (3,917,265 shares)


                            /s/ William C. Fioretti
                            -------------------------------------------------
                            Fioretti Family Partnership, (1,450,102 shares) by William C. Fioretti, its General Partner


                            /s/ Samuel L. Caster
                            -------------------------------------------------
                            Samuel L. Caster             (5,713,549 shares)


                            /s/ Donald W. Herndon
                            -------------------------------------------------
                            Donald W. Herndon              (375,485 shares)


                            /s/ H. Reginald McDaniel
                            -------------------------------------------------
                            H. Reginald McDaniel           (509,569 shares)


                            /s/ Dick R. Hankins, Jr.
                            -------------------------------------------------

                            /s/ Nancy L. Hankins
                            -------------------------------------------------
                            Dick R. Hankins, Jr. and Nancy L. Hankins (jointly
                            with right of survivorship)    (139,800 shares)


                            /s/ Ray Robbins
                            -------------------------------------------------
                            Ray Robbins                    (901,333 shares)


                            /s/ Charles E. Fioretti
                            -------------------------------------------------
                            Charles E. Fioretti          (5,357,549 shares)

                                                                       EXHIBIT B

                                WRITTEN CONSENT
                                     of a
                                  SHAREHOLDER
                                      Of
                           MANNATECH, INCORPORATED,
                              a Texas corporation

                               October 20, 1999

     Pursuant to Sections 2.23(C) and 9.10 (A)(1) of the Texas Business Corporations Act and Article Eleven of the Amended and Restated Articles of Incorporation of Mannatech, Incorporated, a Texas corporation (the "Corporation"), the undersigned, being the holder of common stock of the Corporation, does hereby adopt the following resolutions as of the date first above written:

Amendment of Bylaws - Board of Directors
----------------------------------------

     RESOLVED that Article 111, Section 1 of the Second Amended and Restated Bylaws of the Corporation is deleted in its entire and is replaced by the following:

     "POWER; NUMBER; TERM OF OFFICE, ELECTION. The powers of the Corporation shall be exercised by or under the authority of, and the business and affairs of the Corporation shall be managed by the Board of Directors except as the Board of Directors shall delegate the power to so manage to the Executive Committee or other committee. Directors need not be residents of the State of Texas or shareholders of the Corporation.

     Unless otherwise provided in the Amended and Restated Articles of Incorporation, the number of directors that shall constitute the Board of Directors, which shall not be less than three, shall be determined from time to time either (i) by resolution of the Board of Directors (provided that no decrease in the number of directors that would have the effect of shortening the term of an incumbent director may be made by the Board of Directors) or (ii) by the shareholders at an annual meeting or a special meeting called for that purpose. The current number of directors is hereby set at seven. Each director shall hold office until his or her successor is elected and qualified or until his or her earlier death, resignation or removal.

     The directors shall be divided into three classes as nearly equal in number as possible and one class of directors shall be elected by plurality vote at each annual meeting of shareholders to hold office for a three-year term. Each director, including a director elected to fill a vacancy, shall hold office until the expiration of the term for which elected and until a successor has been elected and qualified. No decrease in the number of directors shall have the effect of shortening the ten-n of any incumbent director."

Appointment of Directors
------------------------

     RESOLVED that James Doyle is hereby appointed as a director of the Corporation to fill the vacancy created by the increase in the size of the Board of Directors, effective immediately. Mr. Doyle's term as a director shall expire in the year 2002.

Amendment of Bylaws - Meetings of the Board of Directors
--------------------------------------------------------

     RESOLVED that Article III, Section 4 of the Second Amended and Restated Bylaws of the Corporation is deleted in its entirety and is replaced by the following.

     "MEETINGS; ORDER OF BUSINESS; ATTENDANCE OF COUNSEL. Regular or Special Meetings of the Board of Directors may be held within or outside the State of Texas.

     Unless authorized by a majority vote of the directors, no director may have private counsel present at any meeting of the Board of Directors. On the request of any director during a regular or special meeting of the Board of Directors, those directors participating in the meeting may, by majority vote, authorize such requesting director to have personal counsel attend the meeting. The director so requesting the attendance of counsel may participate in voting to determine whether such attendance of counsel shall be authorized.

     Attendance of a director at any meeting of the Board of Directors shall constitute a waiver of notice of such meeting, except where a director attends a meeting for the express purpose of objecting to the transaction of any business on the ground that the meeting is not lawfully called or convened."

Amendment of Bylaws - Special Meetings
--------------------------------------

     RESOLVED that Article III, Section 6 of the Second Amended and Restated Bylaws of the Corporation is deleted in its entirety and is replaced by the following:

     "SPECIAL MEETINGS. Special meetings of the Board of Directors may be called by the President or by any two directors. Notice of such special meeting may be given either (i) by the person or persons who have called the meeting or
(ii) by the Secretary upon the request of the person or persons who have called the meeting, in each case on at least 24 hours personal, written, electronic mail, telegraphic, cable, wireless, or facsimile notice to each director. Such notice or any waiver thereof pursuant to Article VIII, Section 3 hereof need not state the purpose or purposes of such meeting."

Amendment of Bylaws - Chairman of the Board
-------------------------------------------

     RESOLVED that Article V, Section 5 of the Second Amended and Restated Bylaws of the Corporation is deleted in its entirety and is replaced by the following:

     "POWERS AND DUTIES OF THE CHAIRMAN OF THE BOARD. The Chairman of the Board shall preside at all meetings of the shareholders and shall have such other powers and duties as designated in these bylaws and as from time to time may be assigned to that office by the Board of Directors."

Amendment of Bylaws - Notice and Waiver of Notice
-------------------------------------------------

     RESOLVED that Article VIII, Section 3 of the Second Amended and Restated Bylaws of the Corporation is deleted in its entirety and is replaced by the following:

     "NOTICE AND WAIVER OF NOTICE. Whenever any notice is required to be given by law, the Amended and Restated Articles of Incorporation or these bylaws, except with respect to notices of meetings of shareholders (with respect to which the provisions of Article II, Section 6 apply) and except with respect to notices of special meetings of the Board of Directors (with respect to which the provisions of Article II, Section 6 apply) and except with respect to notices of special meetings of the Board of Directors (with respect to which the provisions of Article III, Section 6 apply), said notice shall be deemed to be sufficient if given (a) by telegraphic, cable, telecopy, facsimile, electronic mail, or wireless transmission or (b) by deposit of same in a post office box in a sealed prepaid wrapper addressed to the person entitled thereto at his or her address as it appears on the records of the Corporation, and such notice shall be deemed to have been given on the day of such transmission or mailing, as the case may be.

     Whenever notice is required to be given by law, the Amended and Restated Articles of Incorporation or these bylaws, a written waiver thereof, signed by the person entitled to notice, whether before or after the time stated therein, shall be deemed equivalent to the notice required to be given by law, the Amended and Restated Articles of Incorporation or these bylaws, as the case may be."

Adoption of Bylaw Provision - Amendment of Bylaws
-------------------------------------------------

     RESOLVED that the Second Amended and Restated Bylaws of the Corporation shall be amended to include the following paragraph as a new Bylaw provision, to be numbered Article VIII, Section 7:

     "AMENDMENT OF BYLAWS. No provision of the Corporation's bylaws which has been adopted by the shareholders may be amended, modified or repealed, except by the vote of a majority of the shareholders. No bylaw provision which conflicts with or is contrary to a bylaw adopted by the shareholders may be adopted, except by the vote of a majority of the shareholders."

     IN WITNESS WHEREOF, this Written Consent is hereby executed as of the date first above written.



                                      /s/ Samuel L. Caster
                                      ------------------------------------------
                                      Samuel L. Caster (_____________ shares)

                                                                       EXHIBIT C

                                WRITTEN CONSENT
                                     of a
                                  SHAREHOLDER
                                      Of
                           MANNATECH, INCORPORATED,
                              a Texas corporation

                               October 20, 1999

     Pursuant to Sections 2.23(C) and 9.10 (A)(1) of the Texas Business Corporations Act and Article Eleven of the Amended and Restated Articles of Incorporation of Mannatech, Incorporated, a Texas corporation (the "Corporation"), the undersigned, being the holder of common stock of the Corporation, does hereby adopt the following resolutions as of the date first above written:

Amendment of Bylaws - Board of Directors
----------------------------------------

     RESOLVED that Article 111, Section 1 of the Second Amended and Restated Bylaws of the Corporation is deleted in its entire and is replaced by the following:

     "POWER; NUMBER; TERM OF OFFICE, ELECTION. The powers of the Corporation shall be exercised by or under the authority of, and the business and affairs of the Corporation shall be managed by the Board of Directors except as the Board of Directors shall delegate the power to so manage to the Executive Committee or other committee. Directors need not be residents of the State of Texas or shareholders of the Corporation.

     Unless otherwise provided in the Amended and Restated Articles of Incorporation, the number of directors that shall constitute the Board of Directors, which shall not be less than three, shall be determined from time to time either (i) by resolution of the Board of Directors (provided that no decrease in the number of directors that would have the effect of shortening the term of an incumbent director may be made by the Board of Directors) or (ii) by the shareholders at an annual meeting or a special meeting called for that purpose. The current number of directors is hereby set at seven. Each director shall hold office until his or her successor is elected and qualified or until his or her earlier death, resignation or removal.

     The directors shall be divided into three classes as nearly equal in number as possible and one class of directors shall be elected by plurality vote at each annual meeting of shareholders to hold office for a three-year term. Each director, including a director elected to fill a vacancy, shall hold office until the expiration of the term for which elected and until a successor has been elected and qualified. No decrease in the number of directors shall have the effect of shortening the ten-n of any incumbent director."

Appointment of Directors
------------------------

     RESOLVED that James Doyle is hereby appointed as a director of the Corporation to fill the vacancy created by the increase in the size of the Board of Directors, effective immediately. Mr. Doyle's term as a director shall expire in the year 2002.

Amendment of Bylaws - Meetings of the Board of Directors
--------------------------------------------------------

     RESOLVED that Article III, Section 4 of the Second Amended and Restated Bylaws of the Corporation is deleted in its entirety and is replaced by the following.

     "MEETINGS; ORDER OF BUSINESS; ATTENDANCE OF COUNSEL. Regular or Special Meetings of the Board of Directors may be held within or outside the State of Texas.

     Unless authorized by a majority vote of the directors, no director may have private counsel present at any meeting of the Board of Directors. On the request of any director during a regular or special meeting of the Board of Directors, those directors participating in the meeting may, by majority vote, authorize such requesting director to have personal counsel attend the meeting. The director so requesting the attendance of counsel may participate in voting to determine whether such attendance of counsel shall be authorized.

     Attendance of a director at any meeting of the Board of Directors shall constitute a waiver of notice of such meeting, except where a director attends a meeting for the express purpose of objecting to the transaction of any business on the ground that the meeting is not lawfully called or convened."

Amendment of Bylaws - Special Meetings
--------------------------------------

     RESOLVED that Article III, Section 6 of the Second Amended and Restated Bylaws of the Corporation is deleted in its entirety and is replaced by the following:

     "SPECIAL MEETINGS. Special meetings of the Board of Directors may be called by the President or by any two directors. Notice of such special meeting may be given either (i) by the person or persons who have called the meeting or
(ii) by the Secretary upon the request of the person or persons who have called the meeting, in each case on at least 24 hours personal, written, electronic mail, telegraphic, cable, wireless, or facsimile notice to each director. Such notice or any waiver thereof pursuant to Article VIII, Section 3 hereof need not state the purpose or purposes of such meeting."

Amendment of Bylaws - Chairman of the Board
-------------------------------------------

     RESOLVED that Article V, Section 5 of the Second Amended and Restated Bylaws of the Corporation is deleted in its entirety and is replaced by the following:

     "POWERS AND DUTIES OF THE CHAIRMAN OF THE BOARD. The Chairman of the Board shall preside at all meetings of the shareholders and shall have such other powers and duties as designated in these bylaws and as from time to time may be assigned to that office by the Board of Directors."

Amendment of Bylaws - Notice and Waiver of Notice
-------------------------------------------------

     RESOLVED that Article VIII, Section 3 of the Second Amended and Restated Bylaws of the Corporation is deleted in its entirety and is replaced by the following:

     "NOTICE AND WAIVER OF NOTICE. Whenever any notice is required to be given by law, the Amended and Restated Articles of Incorporation or these bylaws, except with respect to notices of meetings of shareholders (with respect to which the provisions of Article II, Section 6 apply) and except with respect to notices of special meetings of the Board of Directors (with respect to which the provisions of Article II, Section 6 apply) and except with respect to notices of special meetings of the Board of Directors (with respect to which the provisions of Article III, Section 6 apply), said notice shall be deemed to be sufficient if given (a) by telegraphic, cable, telecopy, facsimile, electronic mail, or wireless transmission or (b) by deposit of same in a post office box in a sealed prepaid wrapper addressed to the person entitled thereto at his or her address as it appears on the records of the Corporation, and such notice shall be deemed to have been given on the day of such transmission or mailing, as the case may be.

     Whenever notice is required to be given by law, the Amended and Restated Articles of Incorporation or these bylaws, a written waiver thereof, signed by the person entitled to notice, whether before or after the time stated therein, shall be deemed equivalent to the notice required to be given by law, the Amended and Restated Articles of Incorporation or these bylaws, as the case may be."

Adoption of Bylaw Provision - Amendment of Bylaws
-------------------------------------------------

     RESOLVED that the Second Amended and Restated Bylaws of the Corporation shall be amended to include the following paragraph as a new Bylaw provision, to be numbered Article VIII, Section 7:

     "AMENDMENT OF BYLAWS. No provision of the Corporation's bylaws which has been adopted by the shareholders may be amended, modified or repealed, except by the vote of a majority of the shareholders. No bylaw provision which conflicts with or is contrary to a bylaw adopted by the shareholders may be adopted, except by the vote of a majority of the shareholders."

     IN WITNESS WHEREOF, this Written Consent is hereby executed as of the date first above written.



                                    /s/ Charles E. Fioretti
                                    ------------------------------------------
                                    Charles E. Fioretti (_____________ shares)

                                                                       EXHIBIT D

                                WRITTEN CONSENT
                                     of a
                                  SHAREHOLDER
                                      Of
                           MANNATECH, INCORPORATED,
                              a Texas corporation

                               October 20, 1999

     Pursuant to Sections 2.23(C) and 9.10 (A)(1) of the Texas Business Corporations Act and Article Eleven of the Amended and Restated Articles of Incorporation of Mannatech, Incorporated, a Texas corporation (the "Corporation"), the undersigned, being the holder of common stock of the Corporation, does hereby adopt the following resolutions as of the date first above written:

Amendment of Bylaws - Board of Directors
----------------------------------------

     RESOLVED that Article 111, Section 1 of the Second Amended and Restated Bylaws of the Corporation is deleted in its entire and is replaced by the following:

     "POWER; NUMBER; TERM OF OFFICE, ELECTION. The powers of the Corporation shall be exercised by or under the authority of, and the business and affairs of the Corporation shall be managed by the Board of Directors except as the Board of Directors shall delegate the power to so manage to the Executive Committee or other committee. Directors need not be residents of the State of Texas or shareholders of the Corporation.

     Unless otherwise provided in the Amended and Restated Articles of Incorporation, the number of directors that shall constitute the Board of Directors, which shall not be less than three, shall be determined from time to time either (i) by resolution of the Board of Directors (provided that no decrease in the number of directors that would have the effect of shortening the term of an incumbent director may be made by the Board of Directors) or (ii) by the shareholders at an annual meeting or a special meeting called for that purpose. The current number of directors is hereby set at seven. Each director shall hold office until his or her successor is elected and qualified or until his or her earlier death, resignation or removal.

     The directors shall be divided into three classes as nearly equal in number as possible and one class of directors shall be elected by plurality vote at each annual meeting of shareholders to hold office for a three-year term. Each director, including a director elected to fill a vacancy, shall hold office until the expiration of the term for which elected and until a successor has been elected and qualified. No decrease in the number of directors shall have the effect of shortening the ten-n of any incumbent director."

Appointment of Directors
------------------------

     RESOLVED that James Doyle is hereby appointed as a director of the Corporation to fill the vacancy created by the increase in the size of the Board of Directors, effective immediately. Mr. Doyle's term as a director shall expire in the year 2002.

Amendment of Bylaws - Meetings of the Board of Directors
--------------------------------------------------------

     RESOLVED that Article III, Section 4 of the Second Amended and Restated Bylaws of the Corporation is deleted in its entirety and is replaced by the following.

     "MEETINGS; ORDER OF BUSINESS; ATTENDANCE OF COUNSEL. Regular or Special Meetings of the Board of Directors may be held within or outside the State of Texas.

     Unless authorized by a majority vote of the directors, no director may have private counsel present at any meeting of the Board of Directors. On the request of any director during a regular or special meeting of the Board of Directors, those directors participating in the meeting may, by majority vote, authorize such requesting director to have personal counsel attend the meeting. The director so requesting the attendance of counsel may participate in voting to determine whether such attendance of counsel shall be authorized.

     Attendance of a director at any meeting of the Board of Directors shall constitute a waiver of notice of such meeting, except where a director attends a meeting for the express purpose of objecting to the transaction of any business on the ground that the meeting is not lawfully called or convened."

Amendment of Bylaws - Special Meetings
--------------------------------------

     RESOLVED that Article III, Section 6 of the Second Amended and Restated Bylaws of the Corporation is deleted in its entirety and is replaced by the following:

     "SPECIAL MEETINGS. Special meetings of the Board of Directors may be called by the President or by any two directors. Notice of such special meeting may be given either (i) by the person or persons who have called the meeting or
(ii) by the Secretary upon the request of the person or persons who have called the meeting, in each case on at least 24 hours personal, written, electronic mail, telegraphic, cable, wireless, or facsimile notice to each director. Such notice or any waiver thereof pursuant to Article VIII, Section 3 hereof need not state the purpose or purposes of such meeting."

Amendment of Bylaws - Chairman of the Board
-------------------------------------------

     RESOLVED that Article V, Section 5 of the Second Amended and Restated Bylaws of the Corporation is deleted in its entirety and is replaced by the following:

     "POWERS AND DUTIES OF THE CHAIRMAN OF THE BOARD. The Chairman of the Board shall preside at all meetings of the shareholders and shall have such other powers and duties as designated in these bylaws and as from time to time may be assigned to that office by the Board of Directors."

Amendment of Bylaws - Notice and Waiver of Notice
-------------------------------------------------

     RESOLVED that Article VIII, Section 3 of the Second Amended and Restated Bylaws of the Corporation is deleted in its entirety and is replaced by the following:

     "NOTICE AND WAIVER OF NOTICE. Whenever any notice is required to be given by law, the Amended and Restated Articles of Incorporation or these bylaws, except with respect to notices of meetings of shareholders (with respect to which the provisions of Article II, Section 6 apply) and except with respect to notices of special meetings of the Board of Directors (with respect to which the provisions of Article II, Section 6 apply) and except with respect to notices of special meetings of the Board of Directors (with respect to which the provisions of Article III, Section 6 apply), said notice shall be deemed to be sufficient if given (a) by telegraphic, cable, telecopy, facsimile, electronic mail, or wireless transmission or (b) by deposit of same in a post office box in a sealed prepaid wrapper addressed to the person entitled thereto at his or her address as it appears on the records of the Corporation, and such notice shall be deemed to have been given on the day of such transmission or mailing, as the case may be.

     Whenever notice is required to be given by law, the Amended and Restated Articles of Incorporation or these bylaws, a written waiver thereof, signed by the person entitled to notice, whether before or after the time stated therein, shall be deemed equivalent to the notice required to be given by law, the Amended and Restated Articles of Incorporation or these bylaws, as the case may be."

Adoption of Bylaw Provision - Amendment of Bylaws
-------------------------------------------------

     RESOLVED that the Second Amended and Restated Bylaws of the Corporation shall be amended to include the following paragraph as a new Bylaw provision, to be numbered Article VIII, Section 7:

     "AMENDMENT OF BYLAWS. No provision of the Corporation's bylaws which has been adopted by the shareholders may be amended, modified or repealed, except by the vote of a majority of the shareholders. No bylaw provision which conflicts with or is contrary to a bylaw adopted by the shareholders may be adopted, except by the vote of a majority of the shareholders."

     IN WITNESS WHEREOF, this Written Consent is hereby executed as of the date first above written.



                                      /s/ William C. Fioretti
                                      ------------------------------------------
                                      William C. Fioretti (_____________ shares)